As Filed with the Securities and Exchange Commission on September 1, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2009 (August 27, 2009)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Annual Incentive Plan.

On August 27, 2009, Monsanto Company’s People and Compensation Committee (the “Committee”) approved the Monsanto Company Fiscal Year 2010 Annual Incentive Plan (the “2010 Plan”).  The 2010 Plan covers the performance period September 1, 2009 through August 31, 2010.  Eligibility includes regular employees who do not participate in a local sales, manufacturing or business-specific annual incentive plan.  The 2010 Plan excludes from eligibility all employees employed in the U.S. who are members of a collective bargaining unit with whom incentive compensation was the subject of good faith bargaining.

Funding of the 2010 Plan is determined by the Company’s attainment of certain financial goals related to sales (10% weighting), diluted earnings per share (50% weighting) and cash flow (40% weighting) and the determination by the Committee that such attainment satisfies certain subjective performance criteria as determined by the Committee.  Various performance levels are approved by the Committee with a payout level (as a percentage of target annual incentive opportunity) associated with each level of performance as follows: (i) threshold, 35%, (ii) target, 100%, and (iii) outstanding, 200%.

The incentive pool will be funded at no less than 20% of target level funding in the event the Company pays dividends with respect to each of its financial quarters ending during the performance period.  In the event the Company pays dividends with respect to each quarter, but does not attain the threshold level of performance with respect to the diluted earnings per share goal, the incentive pool may not fund at greater than 20% of the target level of funding.  One or more of the financial goals may be funded at above the outstanding level, provided the overall incentive pool would be capped at 200% of target level unless the Committee determines in its discretion to fund above 200%.  Regardless of the attainment of any one or more of the 2010 Plan’s financial goals, the Committee, in its sole discretion, shall determine whether the incentive pool should be funded and the amount of such funding, if any.

The 2010 Plan also contains provisions and exceptions relating to new hires, changes in base compensation, changes in employment status, including termination of employment, and other specific situations.

This summary description of the 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the 2010 Plan, a copy of which is filed as Exhibit 10 hereto and incorporated by reference herein.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.  The following document is filed as an exhibit to this report:

Exhibit 10	Fiscal Year 2010 Annual Incentive Plan Summary, as approved by the People and Compensation Committee of the Board of Directors on August 27, 2009.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 1, 2009

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 10	Fiscal Year 2010 Annual Incentive Plan Summary, as approved by the People and Compensation Committee of the Board of Directors on August 27, 2009.

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